UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2010

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into A Material Definitive Agreement.

On August 19, 2010, Force Protection, Inc. (“Force Protection”) was awarded through its wholly-owned subsidiary, Force Protection Industries, Inc., a contract modification under its contract M67854-07-D-5031 with the U.S. Marine Corps Systems Command for additional modernization of the U.S. military’s Mine Resistant Ambush Protected (“MRAP”) Cougar vehicles.  The approximate $64.1 million contract modification provides for seat survivability upgrade kits for 1,946 Cougar vehicles.  The modification is subject to definitization.  Work will be performed primarily in Afghanistan with additional work in Kuwait and home stations in the United States, and expected to be complete by February, 2011.  The award was made pursuant to a contract between Force Protection Industries, Inc. and U.S. Marine Corps Systems Command dated January 25, 2007 for the testing, production and sustainability for its MRAP vehicle program.

Item 8.01.     Other Events.

On August 23, 2010, Force Protection issued a press release announcing the August 19, 2010 contract modification from the U.S. Marine Corps System Command.  A copy of the press release issued on August 23, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K contains forward looking statements that are not historical facts, including statements about our beliefs and expectations. These statements are based on beliefs and assumptions of Force Protection’s management, and on information currently available to management. These forward looking statements include, among other things: the growth, demand and interest for Force Protection’s services and vehicles, including the Cougar; expectations for future modernization and service-related contracts for the Cougar; the benefits and suitability of the Cougar, including its survivability enhancements; the ability to meet current and future requirements, including expected work completion dates; Force Protection’s execution of its business strategy and strategic transformation, including its opportunities to grow the business; and Force Protection’s expected financial and operating results, including its revenues, cash flow and gross margins, for future periods. Forward-looking statements speak only as of the date they are made, and Force Protection undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Examples of these factors include, but are not limited to, the ability to effectively manage the risks in Force Protection’s business; the ability to develop new technologies and products and the acceptance of these technologies and products; and the other risk factors and cautionary statements listed in Force Protection’s periodic reports filed with the Securities and Exchange Commission, including the risks set forth in Force Protection’s Annual Report on Form 10-K for the year ended December 31, 2009 and as updated in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release entitled “Force Protection Receives $64.1 Million Award for Additional Vehicle Modernization”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: August 23, 2010

/s/ Lenna Ruth Macdonald
(Signature)
Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel & Secretary

EXHIBIT LIST

Exhibit	Description

99.1	Press Release entitled “Force Protection Receives $64.1 Million Award for Additional Vehicle Modernization”